EXHIBIT 10.1

EXECUTION VERSION
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT is dated as of February 17, 2017 (this “First Amendment”), and entered into by and among PGT Innovations, Inc. (formerly known as PGT, Inc.), a Delaware corporation (the “Parent Borrower”), the other Credit Parties (as defined in the Credit Agreement referred to below) party hereto, the Lenders party hereto and Deutsche Bank AG New York Branch, as Administrative Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of February 16, 2016 (as amended, restated, supplemented and/or otherwise modified from time to time prior to the First Amendment Effective Date referred to below, the “Credit Agreement”), among the Parent Borrower, the Lenders and LC Issuers party thereto, the Administrative Agent, the Collateral Agent and the other parties named therein (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement); and

WHEREAS, pursuant to Sections 3.03 and 10.12 of the Credit Agreement, the Parent Borrower and certain of the Lenders party hereto constituting no less than (x) all of the Term Lenders holding Initial Term Loans and (y) the Required Lenders (determined immediately prior to giving effect to this First Amendment) agree to a decrease of the interest rate margins applicable to the Initial Term Loans under the Credit Agreement and certain related amendments as set forth herein, in each case subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A. Amendments to Credit Agreement.  On the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) Clause (i) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) in the case of Initial Term Loans maintained as (A) Base Rate Loans, 3.75% and (B) Eurodollar Loans, 4.75%,”.

(ii) The definition of “Arrangers” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Arrangers” means (i) Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc., each in its capacity as a joint lead arranger and joint book running manager for the Initial Facilities established on the Closing Date and any successors thereto and (ii) Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc., each in its capacity as a joint lead arranger and joint book running manager for the Lenders with respect to the First Amendment and the transactions contemplated thereby.

(iii) Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:

“First Amendment” shall mean that certain First Amendment to Credit Agreement, dated as of February 17, 2017, among the Parent Borrower, the Administrative Agent and the Lenders and other Credit Parties party thereto.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

(iv) Section 2.11(h) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

“(h)          In the event that, after the First Amendment Effective Date and prior to the twelve (12) month anniversary of the First Amendment Effective Date, all or any portion of the Initial Term Loans are subject to a Repricing Event, the Parent Borrower agrees to pay a premium to each Term Lender holding Initial Term Loans equal to 1.00% of the principal amount of the Initial Term Loans of such Term Lender so prepaid, or, in the case of a modification of the Initial Term Loans constituting a Repricing Event, 1.00% of the principal amount of the Initial Term Loans of such Term Lender so modified.  Such fees shall be earned, due and payable upon the date of the occurrence of the respective Repricing Event.”

(v) Section 2.13(c)(vi) of the Credit Agreement is hereby amended by deleting the text “on or prior to the twelve (12) month anniversary of the Closing Date” appearing therein and replacing it with the text “after the First Amendment Effective Date and prior to the twelve (12) month anniversary of the First Amendment Effective Date”.

(vi) Section 3.03(b)(v) of the Credit Agreement is hereby amended by deleting the text “on or prior to the twelve (12) month anniversary of the Closing Date” appearing therein and replacing it with the text “after the First Amendment Effective Date and prior to the twelve (12) month anniversary of the First Amendment Effective Date”.

B. Conditions Precedent. This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) when each of the conditions set forth in this Section B shall have been satisfied:

1. The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (a) (i) the Parent Borrower, (ii) each of the other Credit Parties, (iii) the Administrative Agent, (iv) each Lender holding Initial Term Loans (other than a First Amendment Non-Consenting Lender (as defined below)) and (v) any Person that acquires any Initial Term Loans from any First Amendment Non-Consenting Lender as contemplated by Section B(5) below (that together with each Person described in clause (iv) constitute all of the Lenders holding Initial Term Loans) and (b) the Required Lenders (determined immediately prior to giving effect to this First Amendment).

2. The Parent Borrower shall have reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this First Amendment and any other out-of-pocket expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent as required to be paid or reimbursed pursuant to (a) that certain Engagement Letter, dated as of February 1, 2017, among the Parent Borrower, Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc. and (b) the Credit Agreement.

3. The Administrative Agent shall have received (x) a certificate of good standing (or subsistence) with respect to each Credit Party from the Secretary of State (or similar official) of the State of such Credit Party’s organization, (y) a closing certificate executed by an Authorized Officer of the Parent Borrower, dated the First Amendment Effective Date, certifying as to the accuracy of the matters set forth in Section C(2) of this First Amendment and (z) a certificate executed by an Authorized Officer of the Parent Borrower, dated the First Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer of a Credit Party executing this First Amendment or any other document delivered in connection herewith on behalf of any Credit Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each Credit Party, including all amendments thereto, as in effect on the First Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization (or, in the alternative, the Parent Borrower may certify that the copies of such documents delivered to the Administrative Agent on the Closing Date have not been amended and remain in full force and effect), (B) a true and complete copy of the by-laws (or other applicable operating agreements) of each Credit Party as in effect on the First Amendment Effective Date (or, in the alternative, the Parent Borrower may certify that the copies of such documents delivered to the Administrative Agent on the Closing Date have not been amended and remain in full force and effect) and (C) a true and complete copy of resolutions duly adopted or written consents duly executed by the board of directors (or equivalent governing body or any committee thereof) of each Credit Party authorizing the execution, delivery and performance of this First Amendment and the performance of the Credit Agreement (as amended by this First Amendment) and the other Credit Documents and certifying that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect.

4. No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this First Amendment and the transactions contemplated hereby).

5. (x) The Initial Term Loans held by each Term Lender that has not executed and delivered a counterpart of this First Amendment to the Administrative Agent on or prior to 5:00 p.m. (New York City time) on February 9, 2017 and constitutes a Non-Consenting Lender as contemplated by Section 10.12(f) of the Credit Agreement (each, a “First Amendment Non-Consenting Lender”) shall have been assigned to an assignee Lender in accordance with Sections 3.03(b), 10.06 and 10.12(f) of the Credit Agreement, (y) any fees, costs and any other expenses in connection with such assignment arising under Article III or any other provision of the Credit Agreement shall have been paid in full or, in the case of transfer fees payable in connection with an assignment, waived by the Administrative Agent, and (z) all accrued and unpaid interest on all Initial Term Loans of each First Amendment Non-Consenting Lender shall have been paid in full by the assignee Lender or the Parent Borrower, as applicable, to such First Amendment Non-Consenting Lender in accordance with Section 10.12(f) of the Credit Agreement.

C.	Other Terms.

1. Terms Related to Replacement

. The parties hereto agree that (i) the Interest Periods applicable to the outstanding Initial Term Loans as of the First Amendment Effective Date shall not be affected by this First Amendment and (ii) the Parent Borrower is exercising its rights under Sections 3.03 and 10.12(f) of the Credit Agreement in connection with this First Amendment to require any First Amendment Non-Consenting Lender to assign all of its interests, rights and obligations under the Loan Documents to one or more assignees identified by the Parent Borrower or the Administrative Agent, and the Administrative Agent shall coordinate the transfer of all such Initial Term Loans of each such First Amendment Non-Consenting Lender to the identified assignees, which transfers shall be effected in accordance with Sections 10.06 and 10.12(f) of the Credit Agreement and shall be effective as of the First Amendment Effective Date, and each assignee acquiring Initial Term Loans in connection with such transfers shall have provided a signature page to this First Amendment consenting hereto with respect to such acquired Initial Term Loans.

2. Credit Party Certifications

. By execution of this First Amendment, each of the undersigned hereby certifies, on behalf of the applicable Credit Party and not in his/her individual capacity, that as of the First Amendment Effective Date:

(i) each Credit Party has the corporate or other organizational power and authority to execute and deliver this First Amendment and carry out the terms and provisions of this First Amendment and the Credit Agreement (as modified hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this First Amendment and performance of this First Amendment and the Credit Agreement (as modified hereby);

(ii) each Credit Party has duly executed and delivered this First Amendment and each of this First Amendment and the Credit Agreement (as modified hereby) constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(iii) none of the execution and delivery by any Credit Party of this First Amendment, the performance by any Credit Party of this First Amendment and the Credit Agreement (as modified hereby) or the compliance with the terms and provisions hereof or thereof or the consummation of the transactions contemplated hereby (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to such Credit Party or its properties and assets (including, healthcare regulatory laws), except as would not, reasonably be expected to have a Material Adverse Effect, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Documents or Liens otherwise permitted under the Credit Agreement) upon any of the property or assets of such Credit Party pursuant to the terms of any contract, except as would not reasonably be expected to have a Material Adverse Effect or (iii) will breach any provision of the Organizational Documents of such Credit Party;

(iv) the representations and warranties contained in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and

(v) no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby.

3. Amendment, Modification and Waiver

. This First Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto and in accordance with the provisions of Section 10.12 of the Credit Agreement.

4. Entire Agreement

. This First Amendment, the Credit Agreement (as modified hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

5. Governing Law, Submission to Jurisdiction, Venue and Waiver of Jury Trial

. The provisions of Section 10.08 of the Credit Agreement are hereby deemed to be incorporated herein, mutatis mutandis.

6. Severability

. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7. Counterparts

. This First Amendment may be executed in any number of counterparts (including by email “.pdf” or other electronic means) and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement.  A set of counterparts executed by all the parties hereto shall be lodged with the Parent Borrower and the Administrative Agent.

8. Reaffirmation.  By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that, as of the First Amendment Effective Date and after giving effect to this First Amendment, all Obligations of the Parent Borrower shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this First Amendment, as of the First Amendment Effective Date and after giving effect to this First Amendment, the Security Documents continue to be in full force and effect, (B) agrees as of the First Amendment Effective Date that all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Loan Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this First Amendment) and (C) as of the First Amendment Effective Date affirms and confirms all of its obligations and liabilities under the Credit Agreement (as modified hereby) and each other Loan Document (including this First Amendment), in each case, after giving effect to this First Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents, and acknowledges and agrees that as of the First Amendment Effective Date such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement (as modified hereby) and the other Loan Documents, in each case after giving effect to this First Amendment; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

9. Assignments.  The Parent Borrower and the Administrative Agent hereby consent to each assignment of Initial Term Loans made by any First Amendment Non-Consenting Lender or Arranger (or Affiliate thereof) to any assignee (other than (i) any natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or (ii) any Disqualified Institution) in connection with the replacement of any First Amendment Non-Consenting Lender.

10. Miscellaneous.  This First Amendment shall constitute a Loan Document for all purposes of the Credit Agreement (as modified hereby) and the other Loan Documents.  The provisions of this First Amendment are deemed incorporated as of the First Amendment Effective Date into the Credit Agreement as if fully set forth therein.  Except as specifically amended by this Amendment, (i) the Credit Agreement and the other Loan Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

1.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Amendment as of the date first set forth above.

PGT INNOVATIONS, INC., as Parent Borrower and a Guarantor

By:
Name:

Title:

PGT INDUSTRIES, INC., as a Guarantor

By:
Name:

Title:

CGI WINDOWS AND DOORS HOLDINGS, INC., as a Guarantor

By:
Name:

Title:

CGI WINDOWS AND DOORS, INC., as a Guarantor

By:
Name:

Title:

WINDOOR INCORPORATED, as a Guarantor

By:
Name:

Title:

LTE, LLC, as a Guarantor

By:
Name:

Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

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(Please type or print legal name of Lender)

By:

Name:

Title:

[If a second signature is required]

By:

Name:

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